Exhibit 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Annual Report of Strategic Hotels & Resorts, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane M. Morefield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2011

/s/ DIANE M. MOREFIELD
Diane M. Morefield
Chief Financial Officer